                            SCHEDULE 14C INFORMATION
             INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Check the appropriate box:

         /X/      Preliminary Information Statement

         / / Confidential, for use of the Commission Only (as permitted by Rule 14c-5(d)(2))

         / /      Definitive Information Statement

                           NetSol International, Inc.
                (Name of Registrant as Specified in Its Charter)

Payment of filing fee (Check the appropriate box):

         /X/      No fee required

         / / Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

                  (1) Title of each class of securities to which transaction applies:

                           N/A
 ................................................................................

                  (2) Aggregate number of securities to which transaction applies:

                           N/A
 ................................................................................

                  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                           N/A
 ................................................................................

                  (4)      Proposed maximum aggregate value of transaction:

                           N/A
 ................................................................................

                  (5)      Total fee paid:

                           N/A
 ................................................................................

/ /      Fee paid previously with preliminary materials:
 ................................................................................

/ /      Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  (1)      Amount previously paid:

 ................................................................................

                  (2)      Form, Schedule or Registration Statement No.:

 ................................................................................

                  (3)      Filing party:

 ................................................................................

                  (4)      Date filed:

 ................................................................................

                  copies to:        Malea M. Farsai, Esq.
                                    Horwitz & Beam
                                    Two Venture Plaza, Suite 350
                                    Irvine, CA 92618
                                    Telephone: (949) 453-0300
                                    Facsimile:  (949) 453-9416

                           NETSOL INTERNATIONAL, INC.
                      5000 N. PARKWAY CALABASAS, SUITE 202
                               CALABASAS, CA 91032

         On January 2, 2000 your Board of Directors approved an agreement for amendment of the Articles of Incorporation ("Amendment") of NetSol International, Inc. ("NetSol" or the "Company"). The Amendment of the Articles will authorize the Corporation to issue 25,000,000 shares, each share shall have par value of $0.001 consisting of (i) 24,000,000 shares of common stock and (ii) 1,000,000 shares of Preferred Stock.

         Five shareholders own a majority of NetSol's voting stock, and on January 3, 2000, they effectuated a written consent as majority stockholders approving the Amendment. This written consent assures that the Amendment will occur without your vote. Therefore, your vote is not required to complete the Amendment.

         Please note that this is not a request for your vote or a proxy statement, but rather an information statement designed to inform you of the Amendment that will occur if the Amendment is completed and to provide you with information about the Amendment and the background of this transaction.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

         The date of this information statement is January 14, 2000. We mailed this information statement to you on or about January 27, 2000.

                                            Sincerely,

                                            /s/Najeeb Ghauri
                                            ---------------------------------
                                            Najeeb U.Ghauri, President

                              TABLE OF CONTENTS TO

                                  SCHEDULE 14C
                              INFORMATION STATEMENT


                                                                                                           Page
                                                                                                           ----
INTRODUCTION..................................................................................................1

QUESTIONS AND ANSWERS ABOUT THE AMENDMENT.....................................................................2

THE AMENDMENT.................................................................................................3

THE COMPANY...................................................................................................3
         Description of the Company...........................................................................3
         Principal Shareholders and Security Ownership of Management..........................................3

PRINCIPAL SHAREHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT...................................................4

VOTING PROCEDURES.............................................................................................4

ANNEX A      Certificate of Amendment of the Articles of Incorporation of
             of NetSol International, Inc, ...................................................................6

ANNEX B      Written Consent of the Holders of a Majority of the Common Stock
             of NetSol International, Inc, dated as of January 3, 2000......................................23

                                  INTRODUCTION

         On January 2, 2000 your Board of Directors approved an agreement for amendment of the Articles of Incorporation ("Amendment") of NetSol International, Inc. ("NetSol" or the "Company"). The Amendment of the Articles will authorize the Corporation to issue 25,000,000 shares, each share shall have par value of $0.001 consisting of (i) 24,000,000 shares of common stock and (ii) 1,000,000 shares of Preferred Stock.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

         Five Shareholders of NetSol (the "Majority Shareholders") currently own 4,492,998 shares of common stock of the Company, representing 53% of the outstanding voting stock of the Company. On January 3, 2000, the Majority Shareholders acting by majority written consent (the "Stockholder Consent") approved and adopted the Amendment of the Articles of Incorporation. If the Amendment is completed, the Stockholder Consent assures that the Amendment will occur without your vote and without a meeting. Therefore, your vote is not required to complete the Amendment.

         THE AMENDMENT HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERIT OF THE AMENDMENT NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

         PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT (THE "INFORMATION STATEMENT") DESIGNED TO INFORM YOU OF THE AMENDMENT THAT WILL OCCUR IF THE AMENDMENT IS COMPLETED AND TO PROVIDE YOU WITH INFORMATION ABOUT THE AMENDMENT AND THE BACKGROUND OF THESE TRANSACTIONS.

         The purpose of the Amendment is to provide for Preferred Shares of the Company which will have superior rights to the Common Shares. The Company plans on using the preferred shares in transactions such as raising capital for equity. The Company's management and Board of Directors have determined that the Preferred Shares will expand the Company's opportunities to obtain funding. The Company believes that the terms of the Amendment are fair to and in the best interests of the Public Stockholders.

         This Information Statement is first being mailed to stockholders on or about January 27, 2000. As of the date of this Information Statement, there were 8,471,331 Shares outstanding.

              THIS INFORMATION STATEMENT IS DATED JANUARY 14, 2000

                    QUESTIONS AND ANSWERS ABOUT THE AMENDMENT

Q.       Why did I receive this Information Statement?

A. Applicable laws require us to provide you information regarding the Amendment even though your vote is neither required nor requested to complete the Amendment.

Q.       Why am I not being asked to vote?

A. The Majority Stockholders own Shares to approve the Amendment without your vote, and have already given their approval of the Amendment.

Q.       What do I need to do now?

A. Nothing. This Information Statement is purely for your information, and does not require or request you to do anything.

         For more detailed information on the Company, including financial statements, you may refer to the Company's Form 10-KSB and Schedule 14A, filed with the SEC on September 27, 1999. Copies of these documents were mailed to all shareholders of the Company. Additional copies are available on the SEC's EDGAR database at www.sec.gov or by calling the Company.

                                  THE AMENDMENT

         The Company's Board of Directors and Majority of Stockholders have voted to amend its Articles of Incorporation to designate Preferred Stock.

         The Board of Directors and Majority of Stockholders have voted to vest and grant authority to the Board of Directors to issue and designate the number, rights and preferences of the Company's class of preferred stock and any series thereof. Section 78.195 of the Nevada Law requires that a corporation's Articles of Incorporation prescribe, or vest authority within the Board of Directors to prescribe the number, series, rights and preferences of multiple classes or series of stock. The Amendment to the Articles of Incorporation herein are designated to comply with Section 78.195.

                                   THE COMPANY

DESCRIPTION OF THE COMPANY

         NetSol International, Inc., (formerly known as Mirage Holdings, Inc.) ("Company" or "NetSol") was incorporated under the laws of the state of Nevada on March 18, 1997.

         The Company's principal executive and administrative facility is currently located at 5000 N. Parkway Calabasas, Suite 202, Calabasas, CA 91032 and its telephone number is 818-222-9195.

         Effective April 17, 1999, the Company acquired the remaining 49% ownership of NetSol (Pvt.) Ltd. "NetSol-Pvt." to it's prior 51% holding of NetSol's Pvt.'s outstanding capital stock and also purchased the remaining outstanding capital stock of NetSol (U.K.) Limited, a corporation organized under the laws of the United Kingdom ("NetSol UK"), which is a sister company to NetSol. The Company paid a purchase price for the increased interest in NetSol Pvt. and the interest in NetSol UK for 4.2 million shares of restricted common stock of the Company.

         Network Solutions Pvt., Ltd. was launched as a software development Company in late 1995. The Company was incorporated in Lahore, Pakistan with limited capital and three founders behind it. The principal officer, Mr. Salim Ghauri, returned from Australia after over 18 years of experience in the IT industry. He established NetSol Pvt. with three employees in 1995. Today, the Company has over 60 employees and consultants worldwide and has offices in Lahore, London and California.

NETSOL'S BUSINESS:

         NetSol has three divisions which are separate profit and costs centers.

         1. Software Development. NetSol has developed several leasing finance products creating a market within the finance industry. Currently, NetSol has developed a fully integrated leasing finance package, which is a series of seven products that can be marketed as a fully integrated system.

         2. Resource and Consulting Group. Highly qualified skilled IT professionals from all over the world consult blue-chip clients. NetSol created a database for all IT professionals such as Visual basis programmers, Oracle based developers, Lotus certified Personnel and Internet developers and designers.

         3. Project Management Group. Currently, NetSol is working on several projects of which some are in final development stage to manage several projects at once.

Customers:

         Some of NetSol's customers include the following:

                  Mercedes Benz Finance - Singapore
                  Tung-Yang Leasing Company - Taiwan
                  Mercedes Benz Leasing - Thailand
                  Mercedes Benz Finance, Ltd. - United Kingdom
                  Mercedes Benz Finance - Australia
                  BMW Finance - Australia
                  Volvo Finance - Australia
                  St. George Bank - Australia
                  GMAC Leasing - Australia

PRINCIPAL SHAREHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock, its only class of outstanding voting securities as of January 14, 2000 by (i) each person who is known to the Company to own beneficially more than 10% of the outstanding Common Stock with the address of each such person, (ii) each of the Company's directors and officers, and (iii) all officers and directors as a group:


    ------------------------------------------------------ --------------- ------------------------------------

                                                           NUMBER OF                                PERCENTAGE
                           NAME                            SHARES(1)                        BENEFICIALLY OWNED
    ------------------------------------------------------ --------------- ------------------------------------
    Najeeb Ghauri                                          693,750(2)                                     8.1%
    ------------------------------------------------------ --------------- ------------------------------------
    Naeem Ghauri                                           1,226,416(3)                                  14.5%
    ------------------------------------------------------ --------------- ------------------------------------
    Ifran Mustafa                                          100,000(4)                                     1.2%
    ------------------------------------------------------ --------------- ------------------------------------
    Salim Ghauri                                           1,236,416(3)                                  14.5%
    ------------------------------------------------------ --------------- ------------------------------------
    Shahab Ghauri                                          1,236,416                                     14.6%
    ------------------------------------------------------ --------------- ------------------------------------
    Waheed Akbar                                           -0-                                             -0-
    ------------------------------------------------------ --------------- ------------------------------------
    Cary Burch                                             -0-                                             -0-
    ------------------------------------------------------ --------------- ------------------------------------
    All officers and directors as a group (7 persons)      4,492,998                                     52.8%
    ------------------------------------------------------ --------------- ------------------------------------

------------


*   Less than one percent

VOTING PROCEDURES

      Under Nevada Law, the presence of a majority of the shares of the Company's voting stock entitled to vote at a meeting of Company's stockholders is required to constitute a quorum for the transaction of business. Nevada law also permits any action that must be taken by the vote of stockholders to be taken by written consent of the holders of at least the number of shares require to authorize such action at a meeting of stockholders.

THE MAJORITY HOLDERS OWN SUFFICIENT VOTING SECURITIES OF THE COMPANY TO APPROVE THE AMENDMENT OF THE ARTICLES OF INCORPORATION. NO FURTHER CONSENTS, VOTES OR PROXIES ARE NEEDED, AND NONE ARE REQUESTED.

(1) Except as otherwise indicated, the Company believes that the beneficial owners of Common Stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage of the person holding such options or warrants, but are not deemed outstanding for purposes of computing the percentage of any other person.
(2) The Director also has 23,000 Warrants for shares of Common Stock of the Company at an exercise price of $.75 for a term of five years from the date of purchase of April 10, 1997.
(3) The Directors also has 259,500 Warrants for shares of Common Stock of the Company at an exercise price of $.75 for a term of five years from the date of purchase of April 10, 1997.
(4) The Director also has 50,000 options issued under the Company's stock option plan exercisable at $0.01 for five years from May 12, 1997.

THE MAJORITY STOCK HOLDERS OWN SUFFICIENT VOTING SECURITIES OF THE COMPANY TO APPROVE THE ABOVE AMENDMENTS TO ITS ARTICLES OF INCORPORATION. NO FURTHER CONSENTS, VOTES OR PROXIES ARE NEEDED, AND NONE ARE REQUESTED.


                                     EXHIBITS

Exhibit A           Certificate of Amendment of Articles of Incorporation of
                    NetSol International, Inc.

Exhibit B           Written Consent of the Holders of a Majority of the
                    Common Stock of NetSol International, Inc.

                                     EXHIBIT A

          CERTIFICATE OF AMENDMENT OF THE ARTICLES OF INCORPORATION OF
                           NETSOL INTERNATIONAL, INC.
                 (AFTER PAYMENT OF CAPITAL OR ISSUANCE OF STOCK)
        PURSUANT TO SECTION 78.390 OF THE NEVADA GENERAL CORPORATION LAW

                         CERTIFICATE OF AMENDMENT OF THE
                            ARTICLES OF INCORPORATION OF
                           NETSOL INTERNATIONAL, INC.
                 (AFTER PAYMENT OF CAPITAL OR ISSUANCE OF STOCK)
                        PURSUANT TO SECTION 78.390 OF THE
                         NEVADA GENERAL CORPORATION LAW

                                    * * * * *

              The undersigned, being President and Chief Financial Officer of NETSOL INTERNATIONAL, INC., a Nevada corporation (the "CORPORATION"), hereby certifies that:

              (1) The amendment of the Corporation's Articles of Incorporation effected by this Certificate of Amendment adds the terms of the designations, rights and preferences of Series A 8% Convertible Preferred Stock par value $0.001 per share.

              To effect the foregoing, Article THIRD of the Corporation's Articles of Incorporation is hereby amended to read in its entirety as follows:

              "THIRD: The total number of shares which the Corporation is authorized to issue is Twenty Five Million (25,000,000), each share of which shall have a par value of $0.001, consisting of (i) [24,000,000] shares of Common stock and [1,000,000] shares of preferred stock (the "PREFERRED STOCK"). Pursuant to Sections 78.195 and 78.196 of the Nevada General Corporate Law, the board of directors of the Corporation (the "BOARD") shall have the authority to prescribe the class, number of shares of each class, designations, rights and preferences of each class of the Preferred Stock.

              The Board has designated 3,000 shares of Preferred Stock as Series A 8% Convertible Preferred Stock (the "SERIES A PREFERRED"), which shall have the following designations, rights and preferences:

                                   1 ARTICLE
                                   DEFINITIONS

1.1      SECTION   DEFINITIONS. The terms defined in this Article whenever used in this Certificate of Designation have the following respective meanings:

              (a)  "ADDITIONAL CAPITAL SHARES" has the meaning set forth in
Section 6.1(e).

              (b) "AFFILIATE" has the meaning ascribed to such term in Rule 12b-2 under the Securities Exchange Act of 1934, as amended.

              (c) "BUSINESS DAY" means a day other than Saturday, Sunday or any day on which banks located in the State of New York are authorized or obligated to close.

              (d) "CAPITAL SHARES" means the Common Shares and any other shares of any other class or series of common stock, whether now or hereafter authorized and however designated, which have the right to participate in the distribution of earnings and assets (upon dissolution, liquidation or winding-up) of the Corporation.

              (e)  "CLOSING DATE" means January 21, 2000.

              (f) "COMMON SHARES" or "COMMON STOCK" means shares of common stock, $.001 par value, of the Corporation.

              (g) "COMMON STOCK ISSUED AT CONVERSION" when used with reference to the securities issuable upon conversion of the Series A Preferred Stock, means all Common Shares now or hereafter Outstanding and securities of any other class or series into which the Series A Preferred Stock hereafter shall have been changed or substituted, whether now or hereafter created and however designated.

              (h) "CONVERSION DATE" means any day on which all or any portion of shares of the Series A Preferred Stock is converted in accordance with the provisions hereof.

              (i)  "CONVERSION NOTICE" has the meaning set forth in Section 6.2.

              (j) "CONVERSION PRICE" means on any date of determination the applicable price for the conversion of shares of Series A Preferred Stock into Common Shares on such day as set forth in Section 6.1.

              (k) "CONVERSION RATIO" means on any date of determination the applicable percentage of the Market Price for conversion of shares of Series A Preferred Stock into Common Shares on such day as set forth in Section 6.1.

              (l) "CORPORATION" means Netsol International, Inc., a Nevada corporation, and any successor or resulting corporation by way of merger, consolidation, sale or exchange of all or substantially all of the Corporation's assets, or otherwise.

              (m) "CURRENT MARKET PRICE" means on any date of determination the closing bid price of a Common Share on such day as reported by the The Nasdaq Stock Market, Inc. SmallCap Market. (the "NASDAQ SMALLCAP").

              (n)  "DIVIDEND PAYMENT DUE DATE" has the meaning set forth in
Section 4(a)(ii).

              (o) "HOLDER" means The Shaar Fund Ltd., any successor thereto, or any Person to whom the Series A Preferred Stock is subsequently transferred in accordance with the provisions hereof.

              (p) "LIQUIDATION PREFERENCE" has the meaning set forth in Section 5(c).

              (q) "MARKET DISRUPTION EVENT" means any event that results in a material suspension or limitation of trading of Common Shares on NASDAQ.

              (r) "MARKET PRICE" per Common Share means the average of the three (3) lowest closing bid prices of the Common Shares as reported by the Nasdaq SmallCap for the Valuation Period.

              (s) "OUTSTANDING" when used with reference to Common Shares or Capital Shares (collectively, "Shares"), means, on any date of determination, all issued and outstanding Shares, and includes all such Shares issuable in respect of outstanding scrip or any certificates representing fractional interests in such Shares; PROVIDED, HOWEVER, that any such Shares directly or indirectly owned or held by or for the account of the Corporation or any Subsidiary of the Corporation shall not be deemed "Outstanding" for purposes hereof.

              (t) "PERSON" means an individual, a corporation, partnership, an association, a limited liability company, unincorporated business organization, a trust or other entity or organization, and any government or political subdivision or any agency or instrumentality thereof.

              (u) "REGISTRATION RIGHTS AGREEMENT" means that certain Registration Rights Agreement dated a date even herewith between the Corporation and The Shaar Fund Ltd.

              (v) "SEC" means the United States Securities and Exchange Commission.

              (w) "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC thereunder, all as in effect at the time.

              (x) "SECURITIES PURCHASE AGREEMENT" means that certain Securities Purchase Agreement dated a date even herewith between the Corporation and The Shaar Fund Ltd.

              (y) "SERIES A PREFERRED STOCK" means the Series A 8% Convertible Preferred Stock of the Corporation, or such other convertible Preferred Stock exchanged therefor, as provided in Section 2.1.

              (z)  "STATED VALUE" has the meaning set forth in Article 2.

              (aa) "SUBSIDIARY" means any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are owned directly or indirectly by the Corporation.

              (bb) "TRADING DAY" means any day on which purchases and sales of securities authorized for quotation on the Nasdaq SmallCap are reported thereon and on which no Market Disruption Event has occurred.

              (cc) "VALUATION EVENT" has the meaning set forth in Section 6.1.

(dd) "VALUATION PERIOD" means the thirty (30) consecutive Trading Day period immediately preceding the Conversion Date.

              All references to "cash" or "$" herein means currency of the United States of America.

                                   2 ARTICLE
                             DESIGNATION AND AMOUNT

2.1      SECTION

              The designation of this series, which consists of 3,000 shares of Preferred Stock, is Series A 8% Convertible Preferred Stock (the "SERIES A PREFERRED STOCK") and the stated value shall be One Thousand Dollars ($1,000) per share (the "STATED VALUE").

                                   3 ARTICLE
                                      RANK

3.1      SECTION

              The Series A Preferred Stock shall rank (i) prior to the Common Stock; (ii) prior to any class or series of capital stock of the Corporation hereafter created other than "PARI PASSU SECURITIES" (collectively, with the Common Stock, "JUNIOR SECURITIES"); and (iii) pari passu with any class or series of capital stock of the Corporation hereafter created specifically ranking on parity with the Series A Preferred Stock ("PARI PASSU SECURITIES").

                                   4 ARTICLE
                                    DIVIDENDS

4.1      SECTION

                   (i) The Holder shall be entitled to receive, and the Board of Directors shall be required to declare, out of funds legally available for the payment of dividends, dividends at the rate of 8% per annum (computed on the basis of a 360-day year) (the "DIVIDEND RATE") on the Stated Value of each share of Series A Preferred Stock on and as of the Dividend Payment Due Date. Dividends on the Series A Preferred Stock shall be cumulative from the date of issue, whether or not declared for any reason, including if such declaration is prohibited under any outstanding indebtedness or borrowings of the Corporation or any of its Subsidiaries, or any other contractual provision binding on the Corporation or any of its Subsidiaries, and whether or not there shall be funds legally available for the payment thereof.

                   (ii) Each dividend shall be payable at the Corporation's option, in Common Stock or cash on a pro rata basis, in equal quarterly amounts on each March 31, June 30, September 30 and December 31 of each year the Series A Preferred is outstanding (each, a "DIVIDEND PAYMENT DUE DATE"), commencing March 31, 2000, to holders of record of shares of the Series A Preferred as they appear on the stock records of the Corporation not more than 60 nor less than 10 days preceding the payment dates thereof, as shall be fixed by the Board of Directors. For purposes hereof, "Dividend Period" means the quarterly period commencing on and including the day after the immediately preceding Dividend Payment Due Date and ending on and including the immediately subsequent Dividend Payment Due Date. Accrued and unpaid dividends for any past Dividend Period may be declared and paid at any time, without reference to any Dividend Payment Due Date, to holders of record on such date, not more than 15 days preceding the payment date thereof, as may be fixed by the Board of Directors.

                   (iii) At the option of the Corporation, the dividend shall be paid in cash or through the issuance of duly and validly authorized and issued, fully paid and nonassessable, freely tradable shares of the Common Stock valued at the Market Price. The Common Stock to be issued in lieu of cash payments shall be registered for resale in the Registration Statement (as defined in the Registration Rights Agreement) to be filed by the Corporation to register the Common Stock issuable upon conversion of the shares of Series A Preferred Stock and exercise of the Warrants as set forth in the Registration Rights Agreement. Notwithstanding the foregoing, until such Registration Statement (as defined in the Registration Rights Agreement) has been declared effective under the Securities Act by the SEC, payment of dividends on the Series A Preferred Stock shall be in cash.

              (b) The Holder shall not be entitled to any dividends in excess of the cumulative dividends, as herein provided, on the Series A Preferred Stock. Except as provided in this Article 4, no interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the Series A Preferred Stock that may be in arrears.

              (c) So long as any shares of the Series A Preferred Stock are outstanding, no dividends, except as described in the next succeeding sentence, shall be declared or paid or set apart for payment on Pari Passu Securities for any period unless full cumulative dividends have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on the Series A Preferred Stock for all Dividend Periods terminating on or prior to the date of payment of the dividend on such class or series of Pari Passu Securities. When dividends are not paid in full or a sum sufficient for such payment is not set apart, as aforesaid, all dividends declared upon shares of the Series A Preferred Stock and all dividends declared upon any other class or series of Pari Passu Securities shall be declared ratably in proportion to the respective amounts of dividends accumulated and unpaid on the Series A Preferred Stock and accumulated and unpaid on such Pari Passu Securities.

              (d) So long as any shares of the Series A Preferred Stock are outstanding, no dividends shall be declared or paid or set apart for payment or other distribution declared or made upon Junior Securities, nor shall any Junior Securities be redeemed, purchased or otherwise acquired (other than a redemption, purchase or other acquisition of shares of Common Stock made for purposes of an employee incentive or benefit plan (including a stock option plan) of the Corporation or any subsidiary, (all such dividends, distributions, redemptions or purchases being hereinafter referred to as a "JUNIOR SECURITIES DISTRIBUTION") for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any shares of any such stock) by the Corporation, directly or indirectly, unless in each case (i) the full cumulative dividends required to be paid on all outstanding shares of the Series A Preferred Stock and any other Pari Passu Securities shall have been paid or set apart for payment for all past Dividend Periods with respect to the Series A Preferred Stock and all past dividend periods with respect to such Pari Passu Securities, and (ii) sufficient funds shall have been paid or set apart for the payment of the dividend for the current Dividend Period with respect to the Series A Preferred and the current dividend period with respect to the Pari Passu Securities.

                                   5 ARTICLE
                             LIQUIDATION PREFERENCE

5.1      SECTION

              (a) If the Corporation shall commence a voluntary case under the Federal bankruptcy laws or any other applicable Federal or State bankruptcy, insolvency or similar law, or consent to the entry of an order for relief in an involuntary case under any law or to the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or make an assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or if a decree or order for relief in respect of the Corporation shall be entered by a court having jurisdiction in the premises in an involuntary case under the Federal bankruptcy laws or any other applicable Federal or state bankruptcy, insolvency or similar law resulting in the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and any such decree or order shall be unstayed and in effect for a period of thirty (30) consecutive days and, on account of any such event, the Corporation shall liquidate, dissolve or wind up, or if the Corporation shall otherwise liquidate, dissolve or wind up (each such event being considered a "LIQUIDATION EVENT"), no distribution shall be made to the holders of any shares of capital stock of the Corporation upon liquidation, dissolution or winding up unless prior thereto, the holders of shares of Series A Preferred Stock, subject to Article 5, shall have received the Liquidation Preference with respect to each share. If upon the occurrence of a Liquidation Event, the assets and funds available for distribution among the holders of the Series A Preferred Stock and holders of Pari Passu Securities shall be insufficient to permit the payment to such holders of the preferential amounts payable thereon, then the entire assets and funds of the Corporation legally available for distribution to the Series A Preferred Stock and the Pari Passu Securities shall be distributed ratably among such shares in proportion to the ratio that the Liquidation Preference payable on each such share bears to the aggregate Liquidation Preference payable on all such shares.

              (b) At the option of each Holder, the sale, conveyance or disposition of all or substantially all of the assets of the Corporation, the effectuation by the Corporation of a transaction or series of related transactions (or excluding circumstances pursuant to the Securities Purchase Agreement or transfers to a subsidiary controlled by the Corporation) in which more than 50% of the voting power of the Corporation is disposed of, or the consolidation, merger or other business combination of the Corporation with or into any other Person or Persons where the Corporation is not the survivor shall either: (i) be deemed to be a liquidation, dissolution or winding up of the Corporation pursuant to which the Corporation shall be required to distribute, upon consummation of and as a condition to, such transaction an amount equal to one hundred percent (100%) of the Liquidation Preference with respect to each outstanding share of Series A Preferred Stock in accordance with and subject to the terms of this Article 5 or (ii) be treated pursuant to Article 5(c)(iii) hereof; PROVIDED, that all holders of Series A Preferred Stock shall be deemed to elect the option set forth in clause (i) hereof if at least a majority in interest of such holders elect such option.

              (c) For purposes hereof, the "LIQUIDATION PREFERENCE" with respect to a share of the Series A Preferred Stock shall mean an amount equal to the sum of (i) the Stated Value thereof, plus (ii) the aggregate of all accrued and unpaid dividends on such share of Series A

Preferred Stock until the Dividend Payment Due Date; PROVIDED that, in the event of an actual liquidation, dissolution or winding up of the Corporation, the amount referred to in clause (iii) above shall be calculated by including accrued and unpaid dividends to the actual date of such liquidation, dissolution or winding up, rather than the Dividend Payment Due Date referred to above.

                                   6 ARTICLE
                          CONVERSION OF PREFERRED STOCK

6.1      SECTION   CONVERSION; CONVERSION PRICE. At the option of the Holder, the shares of Preferred Stock may be converted, either in whole or in part, into Common Shares (calculated as to each such conversion to the nearest 1/100th of a share), at any time, and from time to time commencing upon the earlier of (A) April 20, 2000 or (B) the effective date of the registration statement filed pursuant to the Registration Rights Agreement, at a Conversion Price per share of Common Stock equal to (X) the lesser of (i) 80% of the Market Price (provided, that if the Corporation's stock is delisted on the Nasdaq SmallCap for any reason, then any remaining unconverted Series A Preferred may be converted, at the sole option of the Holder, at a Conversion Price per share of Common Stock equal to fifty percent 50% of the Market Price) or (ii) [Fixed
Price: to be determined on the day before Closing Date] (the "FIXED PRICE") or
(Y) if the Conversion Shares are to be sold pursuant to Rule 144 under the Securities Act (or any other similar rule or successor rule thereto), the lesser of (I) fifty percent (50%) of the Market Price or (II) the Fixed Price; provided, however, that:

              (a) notwithstanding anything herein to the contrary, the Holder shall not have the right, and the Company shall not have the obligation, to convert all or any portion of the Series A Preferred Stock (and the Company shall not have the right to pay dividends on the Series A Preferred Stock in shares of common stock) if and to the extent that the issuance to the Holder of shares of common stock upon such conversion (or payment of dividends) would result in the Holder being deemed the "beneficial owner" of 5% or more of the then outstanding shares of Common Stock within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder; and

              (b) unless the Corporation shall have obtained the approval of its voting stockholders to such issuance in accordance with the rules of the Nasdaq SmallCap or such other stock market with which the Corporation shall be required to comply, the Corporation shall not issue shares of Common Stock (i) upon conversion of any shares of Series A Preferred Stock or (ii) as a dividend on the Series A Preferred Stock, if such issuance of Common Stock, when added to the number of shares of Common Stock previously issued by the Corporation (i) upon conversion of shares of the Series A Preferred Stock, (ii) upon exercise of the Warrants issued pursuant to the terms of the Securities Purchase Agreement and (iii) in payment of dividends on the Series A Preferred Stock, would be in excess of 19.99% of the number of shares of the Corporation's Common Stock which were issued and outstanding on the Conversion Date (the "MAXIMUM ISSUANCE AMOUNT"). In the event that a properly executed Conversion Notice is received by the Corporation which would require the Corporation to issue shares of Common Stock equal to or in excess of the Maximum Issuance Amount, the Corporation shall honor such conversion request by (i) converting the number of shares of Series A Preferred Stock stated in the Conversion Notice not in excess of the Maximum Issuance Amount and (ii) at the Company's option (A) redeeming the number of shares of Series A Preferred Stock stated in the Conversion Notice equal to or in excess of the Maximum Issuance Amount in cash at a price equal to one hundred and twenty-five percent (125%) of the Stated Value of the shares of Series A Preferred Stock to be so redeemed, together with the fair market value of all accrued and unpaid dividends thereon, or (B) obtaining such stockholder approval within 45 days of the relevant Conversion Notice. If such stockholder approval is not so obtained within such 45 day period, the Company shall redeem the number of shares named in the relevant Conversion Notice in excess of the Maximum Issuance Amount as described in clause (ii)(A) above. In the event that the Corporation shall elect to pay a dividend in shares of Common Stock which would require the Corporation to issue shares of Common Stock equal to or in excess of the Maximum Issuance Amount, the Corporation shall pay (i) a dividend in shares of Common Stock equal to one less than an amount which would result in the Corporation issuing shares equal to the Maximum Issuance Amount and (ii) the balance of the dividend in cash.

              (c) The number of shares of Common Stock due upon conversion of Series A Preferred Stock shall be (i) the number of shares of Series A Preferred Stock to be converted, multiplied by (ii) the Stated Value and divided by (iii) the applicable Conversion Price.

              (d) Within two (2) Business Days of the occurrence of a Valuation Event, the Corporation shall send notice (the "VALUATION EVENT NOTICE") of such occurrence to the Holder. Notwithstanding anything to the contrary contained herein, if a Valuation Event occurs during any Valuation Period, a new Valuation Period shall begin on the Trading Day immediately following the occurrence of such Valuation Event and end on the Conversion Date; PROVIDED that, if a Valuation Event occurs on the fifth day of any Valuation Period, then the Conversion Price shall be the Current Market Price of the Common Shares on such day; and PROVIDED, FURTHER, that the Holder may, in its discretion, postpone such Conversion Date to a Trading Day which is no more than five (5) Trading Days after the occurrence of the latest Valuation Event by delivering a notification to the Corporation within two (2) Business Days of the receipt of the Valuation Event Notice. In the event that the Holder deems the Valuation Period to be other than the five (5) Trading Days immediately prior to the Conversion Date, the Holder shall give written notice of such fact to the Corporation in the related Conversion Notice at the time of conversion.

              (e) For purposes of this Section 6.1, a "VALUATION EVENT" shall mean an event in which the Corporation at any time during a Valuation Period takes any of the following actions:

                   (i)   subdivides or combines its Capital Shares;

                   (ii)  makes any distribution of its Capital Shares;

                   (iii) issues any additional Capital Shares (the "ADDITIONAL CAPITAL SHARES"), otherwise than as provided in the foregoing Sections 6.1(a) and 6.1(b) above, at a price per share less, or for other consideration lower, than the Current Market Price in effect immediately prior to such issuances, or without consideration, except for issuances under employee benefit plans consistent with those presently in effect and issuances under presently outstanding warrants, options or convertible securities; or

                   (iv) issues any warrants, options or other rights to subscribe for or purchase any Additional Capital Shares and the price per share for which Additional Capital

Shares may at any time thereafter be issuable pursuant to such warrants, options or other rights shall be less than the Current Market Price in effect immediately prior to such issuance;

                   (v) issues any securities convertible into or exchangeable or exercisable for Capital Shares and the consideration per share for which Additional Capital Shares may at any time thereafter be issuable pursuant to the terms of such convertible, exchangeable or exercisable securities shall be less than the Current Market Price in effect immediately prior to such issuance,

                   (vi) makes a distribution of its assets or evidences of indebtedness to the holders of its Capital Shares as a dividend in liquidation or by way of return of capital or other than as a dividend payable out of earnings or surplus legally available for the payment of dividends under applicable law or any distribution to such holders made in respect of the sale of all or substantially all of the Corporation's assets (other than under the circumstances provided for in the foregoing Sections 6.1(e)(i) through 6.1(e)(v)); or

                   (vii) takes any action affecting the number of Outstanding Capital Shares, other than an action described in any of the foregoing Sections 6.1(a) through 6.1(f) hereof, inclusive, which in the opinion of the Corporation's Board of Directors, determined in good faith, would have a material adverse effect upon the rights of the Holder at the time of a conversion of the Preferred Stock.

(f)      SECTION   EXERCISE OF CONVERSION PRIVILEGE. Conversion of the Series A
Preferred Stock may be exercised, in whole or in part, by the Holder by telecopying an executed and completed notice of conversion in the form annexed hereto as Annex I (the "CONVERSION NOTICE") to the Corporation. Each date on which a Conversion Notice is telecopied to and received by the Corporation in accordance with the provisions of this Section 6.2 shall constitute a Conversion Date. The Corporation shall convert the Series A Preferred Stock and issue the Common Stock Issued at Conversion effective as of the Conversion Date. The Conversion Notice also shall state the name or names (with addresses) of the persons who are to become the holders of the Common Stock issued at Conversion in connection with such conversion. The Holder shall deliver the shares of Series A Preferred Stock to the Corporation by express courier within 30 days following the date on which the telecopied Conversion Notice has been transmitted to the Corporation. Upon surrender for conversion, the Series A Preferred Stock shall be accompanied by a proper assignment thereof to the Corporation or be endorsed in blank. As promptly as practicable after the receipt of the Conversion Notice as aforesaid, but in any event not more than five Business Days after the Corporation's receipt of such Conversion Notice, the Corporation shall (i) issue the Common Stock issued at Conversion in accordance with the provisions of this Article 6, and (ii) cause to be mailed for delivery by overnight courier to the Holder (X) a certificate or certificate(s) representing the number of Common Shares to which the Holder is entitled by virtue of such conversion, (Y) cash, as provided in Section 6.3, in respect of any fraction of a Share issuable upon such conversion and (Z) cash or shares in the amount of accrued and unpaid related dividends as of the Conversion Date. Such conversion shall be deemed to have been effected at the time at which the Conversion Notice indicates so long as the Series A Preferred Stock shall have been surrendered as aforesaid at such time, and at such time the rights of the Holder of the Series A Preferred Stock, as such, shall cease and the Person and Persons in whose name or names the Common Stock Issued at Conversion shall be issuable shall be deemed to have become the holder or holders of record of the Common Shares represented thereby. The Conversion Notice shall constitute a contract between the Holder and the

Corporation, whereby the Holder shall be deemed to subscribe for the number of Common Shares which it will be entitled to receive upon such conversion and, in payment and satisfaction of such subscription (and for any cash adjustment to which it is entitled pursuant to Section 6.4), to surrender the Series A Preferred Stock and to release the Corporation from all liability thereon. No cash payment aggregating less than $1.00 shall be required to be given unless specifically requested by the Holder.

              (g) Subject to Sections 6.1(a) and (b) if, at any time (i) the Corporation challenges, disputes or denies the right of the Holder hereof to effect the conversion of the Preferred Stock into Common Shares or otherwise dishonors or rejects any Conversion Notice delivered in accordance with this
Section 6.2 or (ii) any third party who is not and has never been an Affiliate of the Holder commences any lawsuit or proceeding or otherwise asserts any claim before any court or public or governmental authority which seeks to challenge, deny, enjoin, limit, modify, delay or dispute the right of the Holder hereof to effect the conversion of the Preferred Stock into Common Shares, then the Holder shall have the right, by written notice to the Corporation, to require the Corporation to promptly redeem the Series A Preferred Stock for cash at a redemption price equal to one hundred twenty percent (120%) of the Stated Value thereof together with all accrued and unpaid dividends thereon (the "MANDATORY PURCHASE AMOUNT"). Under any of the circumstances set forth above, the Corporation shall be responsible for the payment of all reasonable costs and expenses of the Holder, including reasonable legal fees and expenses, as and when incurred in disputing any such action or pursuing its rights hereunder (in addition to any other rights of the Holder).

6.2      SECTION   FRACTIONAL SHARES. No fractional Common Shares or scrip
representing fractional Common Shares shall be issued upon conversion of the Series A Preferred Stock. Instead of any fractional Common Shares which otherwise would be issuable upon conversion of the Series A Preferred Stock, the Corporation shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction. No cash payment of less than $1.00 shall be required to be given unless specifically requested by the Holder.

6.3      SECTION   RECLASSIFICATION, CONSOLIDATION, MERGER OR MANDATORY SHARE
EXCHANGE. At any time while the Series A Preferred Stock remains outstanding and any shares thereof have not been converted, in case of any reclassification or change of Outstanding Common Shares issuable upon conversion of the Series A Preferred Stock (other than a change in par value, or from par value to no par value per share, or from no par value per share to par value or as a result of a subdivision or combination of outstanding securities issuable upon conversion of the Series A Preferred Stock) or in case of any consolidation, merger or mandatory share exchange of the Corporation with or into another corporation (other than a merger or mandatory share exchange with another corporation in which the Corporation is a continuing corporation and which does not result in any reclassification or change, other than a change in par value, or from par value to no par value per share, or from no par value per share to par value, or as a result of a subdivision or combination of Outstanding Common Shares upon conversion of the Series A Preferred Stock), or in the case of any sale or transfer to another corporation of the property of the Corporation as an entirety or substantially as an entirety, the Corporation, or such successor, resulting or purchasing corporation, as the case may be, shall, without payment of any additional consideration therefor, execute a new Series A Preferred Stock providing that the Holder shall have the right to convert such new Series A Preferred Stock (upon terms and conditions not less favorable to the Holder than those in effect pursuant to the Series A Preferred Stock) and to receive upon such exercise, in lieu of each Common Share theretofore issuable upon conversion of the Series A Preferred Stock, the kind and amount of shares of stock, other securities, money or property receivable upon such reclassification, change, consolidation, merger, mandatory share exchange, sale or transfer by the holder of one Common Share issuable upon conversion of the Series A Preferred Stock had the Series A Preferred Stock been converted immediately prior to such reclassification, change, consolidation, merger, mandatory share exchange or sale or transfer. The provisions of this Section 6.4 shall similarly apply to successive reclassifications, changes, consolidations, mergers, mandatory share exchanges and sales and transfers.

6.4      SECTION   ADJUSTMENTS TO CONVERSION RATIO. For so long as any shares of the Series A Preferred Stock are outstanding, if the Corporation (i) issues and sells pursuant to an exemption from registration under the Securities Act (A) Common Shares at a purchase price on the date of issuance thereof that is lower than the Conversion Price, (B) warrants or options with an exercise price representing a percentage of the Current Market Price with an exercise price on the date of issuance of the warrants or options that is lower than the agreed upon exercise price for the Holder, except for employee stock option agreements or stock incentive agreements of the Corporation, or (C) convertible, exchangeable or exercisable securities with a right to exchange at lower than the Current Market Price on the date of issuance or conversion, as applicable, of such convertible, exchangeable or exercisable securities, except for stock option agreements or stock incentive agreements; and (ii) grants the right to the purchaser(s) thereof to demand that the Corporation register under the Securities Act such Common Shares issued or the Common Shares for which such warrants or options may be exercised or such convertible, exchangeable or exercisable securities may be converted, exercised or exchanged, then the Conversion Ratio shall be reduced to equal the lowest of any such lower rates.

6.5      SECTION   MANDATORY CONVERSION. On the third anniversary of the filing of this Certificate of Designation (the "MANDATORY CONVERSION DATE"), the Corporation shall convert all Series A Preferred Stock outstanding at the Conversion Price. Notwithstanding the previous sentence, in no event shall the Corporation convert that portion of the Series A Preferred Stock to the extent that the issuance of Common Shares upon conversion of such Series A Preferred Stock, when combined with shares of Common Shares received upon other conversions of Series A Preferred Stock by such Holder and any other holders of Series A Preferred Stock and Warrants, would exceed 19.99% of the Common Stock outstanding on the Mandatory Conversion Date, unless the Corporation's shareholders approve the issuance of an amount of the Corporation's Common Stock in excess of the 19.99% threshold. Within ten (10) Business Days after the Mandatory Conversion Date, the Corporation shall redeem all remaining outstanding shares of Series A Preferred Stock in excess of the 19.99% threshold at one hundred and twenty-five percent (125%) of the Stated Value thereof, together with all accrued and unpaid dividends thereon, in cash, to the date of redemption.

                                   7 ARTICLE
                                  VOTING RIGHTS

              The holders of the Series A Preferred Stock have no voting power, except as otherwise provided by the General Corporation Law of the State of Nevada ("NGCL"), in this Article 7, and in Article 8 below.

              Notwithstanding the above, the Corporation shall provide each holder of Series A Preferred Stock with prior notification of any meeting of the shareholders (and copies of proxy materials and other information sent to shareholders). In the event of any taking by the

Corporation of a record of its shareholders for the purpose of determining shareholders who are entitled to receive payment of any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire (including by way of merger, consolidation or recapitalization) any share of any class or any other securities or property, or to receive any other right, or for the purpose of determining shareholders who are entitled to vote in connection with any proposed liquidation, dissolution or winding up of the Corporation, the Corporation shall mail a notice to each holder, at least thirty (30) days prior to the consummation of the transaction or event, whichever is earlier), of the date on which any such acting is to be taken for the purpose of such dividend, distribution, right or other event, and a brief statement regarding the amount and character of such dividend, distribution, right or other event to the extent known at such time.

              To the extent that under the NGCL the vote of the holders of the Series A Preferred Stock, voting separately as a class or series as applicable, is required to authorize a given action of the Corporation, the affirmative vote or consent of the holders of at least a majority of the shares of the Series A Preferred Stock represented at a duly held meeting at which a quorum is present or by written consent of a majority of the shares of Series A Preferred Stock (except as otherwise may be required under the NGCL) shall constitute the approval of such action by the class. To the extent that under the NGCL holders of the Series A Preferred Stock are entitled to vote on a matter with holders of Common Stock, voting together as one class, each share of Series A Preferred Stock shall be entitled to a number of votes equal to the number of shares of Common Stock into which it is then convertible using the record date for the taking of such vote of shareholders as the date as of which the Conversion Price is calculated. Holders of the Series A Preferred Stock shall be entitled to notice of all shareholder meetings or written consents (and copies of proxy materials and other information sent to shareholders) with respect to which they would be entitled tonight, which notice would be provided pursuant to the Corporation's bylaws and the NGCL.

                                   8 ARTICLE
                              PROTECTIVE PROVISIONS

         SECTION 8.1 RESTRICTIONS. So long as shares of Series A Preferred Stock are outstanding, the Corporation shall not, without first obtaining the approval (by vote or written consent, as provided by the NGCL) of the holders of at least a majority of the then outstanding shares of Series A Preferred Stock:

              (a) alter or change the rights, preferences or privileges of the Series A Preferred Stock;

              (b) create any new class or series of capital stock having a preference over the Series A Preferred Stock as to distribution of assets upon liquidation, dissolution or winding up of the Corporation ("Senior Securities") or alter or change the rights, preferences or privileges of any Senior Securities so as to affect adversely the Series A Preferred Stock;

              (c) increase the authorized number of shares of Series A Preferred Stock;

              (d) issue or sell to any Person other than the Holder shares of Series A Preferred Stock; or

              (e) do any act or thing not authorized or contemplated by this Certificate of Designation which would result in taxation of the holders of shares of the Series A Preferred Stock under Section 305 of the Internal Revenue Code of 1986, as amended (or any comparable provision of the Internal Revenue Code as hereafter from time to time amended).

         SECTION 8.2 DISSENTING HOLDER'S CONVERSION RIGHTS.   In the event
holders of at least a majority of the then outstanding shares of Series A Preferred Stock agree to allow the Corporation to alter or change the rights, preferences or privileges of the shares of Series A Preferred Stock, pursuant to
Section 8.1(a) above, so as to affect the Series A Preferred Stock, then the Corporation will deliver notice of such approved change to the holders of the Series A Preferred Stock that did not agree to such alteration or change (the "DISSENTING HOLDERS") and Dissenting Holders shall have the right for a period of thirty (30) days to convert pursuant to the terms of this Certificate of Designation as they exist prior to such alteration or change or continue to hold their shares of Series A Preferred Stock.

                                   9 ARTICLE
                                  MISCELLANEOUS

9.1      SECTION   LOSS, THEFT, DESTRUCTION OF PREFERRED STOCK. Upon receipt of evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation of shares of Series A Preferred Stock and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security reasonably satisfactory to the Corporation, or, in the case of any such mutilation, upon surrender and cancellation of the Series A Preferred Stock, the Corporation shall make, issue and deliver, in lieu of such lost, stolen, destroyed or mutilated shares of Series A Preferred Stock, new shares of Series A Preferred Stock of like tenor. The Series A Preferred Stock shall be held and owned upon the express condition that the provisions of this Section 9.1 are exclusive with respect to the replacement of mutilated, destroyed, lost or stolen shares of Series A Preferred Stock and shall preclude any and all other rights and remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement of negotiable instruments or other securities without the surrender thereof.

9.2      SECTION   WHO DEEMED ABSOLUTE OWNER. The Corporation may deem the
Person in whose name the Series A Preferred Stock shall be registered upon the registry books of the Corporation to be, and may treat it as, the absolute owner of the Series A Preferred Stock for the purpose of receiving payment of dividends on the Series A Preferred Stock, for the conversion of the Series A Preferred Stock and for all other purposes, and the Corporation shall not be affected by any notice to the contrary. All such payments and such conversion shall be valid and effectual to satisfy and discharge the liability upon the Series A Preferred Stock to the extent of the sum or sums so paid or the conversion so made.

9.3      SECTION   NOTICE OF CERTAIN EVENTS. In the case of the occurrence of any event described in Sections 6.1, 6.6 or 6.7 of this Certificate of Designation, the Corporation shall cause to be mailed to the Holder of the Series A Preferred Stock at its last address as it appears in the Corporation's security registry, at least twenty (20) days prior to the applicable record, effective or expiration date hereinafter specified (or, if such twenty (20) days notice is not possible, at the earliest possible date prior to any such record, effective or expiration date), a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, issuance or granting of rights, options or warrants, or if a record is not to be taken, the date as of which the holders of record of Series A Preferred Stock to be entitled to such dividend, distribution, issuance or granting of rights, options or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of record of Series A Preferred Stock will be entitled to exchange their shares for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale transfer, dissolution, liquidation or winding-up.

9.4      SECTION   REGISTER. The Corporation shall keep at its principal office a register in which the Corporation shall provide for the registration of the Series A Preferred Stock. Upon any transfer of the Series A Preferred Stock in accordance with the provisions hereof, the Corporation shall register such transfer on the Series A Preferred Stock register.

         The Corporation may deem the person in whose name the Series A Preferred Stock shall be registered upon the registry books of the Corporation to be, and may treat it as, the absolute owner of the Series A Preferred Stock for the purpose of receiving payment of dividends on the Series A Preferred Stock, for the conversion of the Series A Preferred Stock and for all other purposes, and the Corporation shall not be affected by any notice to the contrary. All such payments and such conversions shall be valid and effective to satisfy and discharge the liability upon the Series A Preferred Stock to the extent of the sum or sums so paid or the conversion or conversions so made.

9.5      SECTION   WITHHOLDING. To the extent required by applicable law, the
Corporation may withhold amounts for or on account of any taxes imposed or levied by or on behalf of any taxing authority in the United States having jurisdiction over the Corporation from any payments made pursuant to the Series A Preferred Stock.

9.6      SECTION   HEADINGS. The headings of the Articles and Sections of this
Certificate of Designation are inserted for convenience only and do not constitute a part of this Certificate of Designation.


              (2) The foregoing amendment of the Corporation's Articles of Incorporation has been duly approved by the board of directors of the Corporation.

              (3) The foregoing amendment of the Corporation's Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with Section 78.390 of the Nevada General Corporation Law. The total number of outstanding shares of the Corporation is 8,471,331, and the number of shares voting in favor of the Amendment equaled or exceeded the vote required.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

              IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of the Articles of Incorporation to be executed by a duly authorized
officer as of the     day of January, 2000.

                                        NETSOL INTERNATIONAL, INC.,
                                        Nevada corporation

                                                -------------------
                                                Najeeb U. Ghauri
                                                 President and Financial Officer

                                                 -------------------
                                                 Aisha Ghauri
                                                 Secretary

                                                                         ANNEX I

                            FORM OF CONVERSION NOTICE

TO:
    -------------------------
    -------------------------
    -------------------------

              The undersigned owner of this Series A 8% Convertible Preferred Stock (the "SERIES A PREFERRED STOCK") issued by Netsol International, Inc. (the "CORPORATION") hereby irrevocably exercises its option to convert shares of the Series A Preferred Stock into _______ shares of the common stock, $.001 par value, of the Corporation ("COMMON STOCK"), in accordance with the terms of the Certificate of Designation. The undersigned hereby instructs the Corporation to convert the number of shares of the Series A Preferred Stock specified above into Shares of Common Stock Issued at Conversion in accordance with the provisions of Article 6 of the Certificate of Designation. The undersigned directs that the Common Stock issuable and certificates therefor deliverable upon conversion, the Series A Preferred Stock recertificated, if any, not being surrendered for conversion hereby, together with any check in payment for fractional Common Stock, be issued in the name of and delivered to the undersigned unless a different name has been indicated below. All capitalized terms used and not defined herein have the respective meanings assigned to them in the Certificate of Designation.

Dated:
      -----------------

Signature

              Fill in for registration of Series A Preferred Stock:

Please print name and address (including zip code number) :

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--------------------------------------------------------------------------------

                                   EXHIBIT B

                       WRITTEN CONSENT OF THE HOLDERS OF A
                         MAJORITY OF THE COMMON STOCK OF
                           NETSOL INTERNATIONAL, INC.

                          CONSENT ACTION IN WRITING OF

                          THE MAJORITY SHAREHOLDERS OF

                           NETSOL INTERNATIONAL, INC.
                              A NEVADA CORPORATION

                               IN LIEU OF MEETING

The undersigned majority shareholders of NETSOL INTERNATIONAL, INC. (the "Company"), acting pursuant to Section 78.115 of the Nevada Revised Statutes and Bylaws of the Corporation, hereby consent to take the following actions and adopt the following resolution effective as of January 3, 2000.

AMENDMENT OF ARTICLES OF INCORPORATION

         WHEREAS, the Company finds it is in the best interest of the Company and its shareholders to have the articles of incorporation amended to include a preferred shares of the Company with a par value if $.001.

         WHEREAS, the Company finds it is in the best interest of the Corporation to have 24,000,000 shares of common stock authorized with a par value of $.001 and 1,000,000 share of preferred shares with a par value of $.001.

         RESOLVED, that the Board of Directors and Officers of the Company are hereby authorized to facilitate the amendment of the Articles of Incorporation and file a Statement of Designation and authorize 24,000,000 shares of common stock of the Company with a par value of $.001 and 1,000,000 preferred shares of the Company with a par value of $.001.

IN WITNESS WHEREOF, the undersigned majority shareholders of NetSol International, Inc. executed the foregoing resolution effective as of the date first above written and hereby direct that this action be filed with the minutes of the Company.

NetSol International, Inc.,
a Nevada company

/s/ Najeeb Ghauri                          693,750 SHARES
---------------------------                ------------------------------
Najeeb Ghauri, Shareholder                 Number of Shares held

/s/ Naeem Ghauri                          1,226,416 SHARES
---------------------------                ------------------------------
Naeem Ghauri, Shareholder                  Number of Shares held

/s/ Shahab Ghauri                          1,236,416 SHARES
---------------------------                ------------------------------
Shahab Ghauri, Shareholder                 Number of Shares held

/s/ Salim Ghauri                           1,236,416 SHARES
---------------------------                ------------------------------
Salim Ghauri, Shareholder                  Number of Shares held

/s/ Irfan Mustafa                          100,000 SHARES
---------------------------                ------------------------------
Irfan Mustafa, Shareholder                 Number of Shares held